UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2020

 FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33013	11-3209278
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices, including zip code)

(718) 961-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 26, 2020, Flushing Financial Corporation (“Flushing”) issued a press release announcing that it has received all the requisite bank regulatory approvals and waivers in connection with the transactions providing for the acquisition and merger of Empire Bancorp, Inc. (“Empire”) with Flushing and the related merger of Empire National Bank (“Empire Bank”), a wholly-owned subsidiary of Empire, with and into Flushing’s wholly-owned bank subsidiary, Flushing Bank, with Flushing Bank as the surviving bank. A copy of the press release is attached and is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The merger remains subject to the approval of Empire shareholders.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Flushing Financial Corporation, dated February 26, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. Flushing Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. Flushing Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing may be obtained by visiting Flushing’s website at http://www.flushingbank.com.

About Empire Bancorp, Inc.

Empire Bancorp, Inc. (OTC: EMPK) is a bank holding company for Empire Bank, a Long Island-based independent bank that specializes in serving the financial services needs of privately-owned small and medium-sized businesses, professionals, nonprofit organizations, real estate investors and consumers through a wide variety of tailored loan and deposit products and business banking services. Empire Bank has four full-service banking offices located in Islandia, Shirley, Port Jefferson Station, and Mineola.

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2018 and those disclosed in Flushing’s other periodic reports filed with the SEC, as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction, as amended and supplemented from time to time. While the list of factors presented here and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, Flushing and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the merger, Flushing filed a registration statement on Form S-4 with the SEC. Flushing’s registration statement, as amended, was declared effective by the SEC on January 17, 2020. Flushing may file other documents with the SEC regarding the merger. A definitive proxy statement/prospectus was first mailed to Empire shareholders on or about January 21, 2020. Before making any voting or investment decision, investors and shareholders of Flushing and Empire are urged to carefully read the entire registration statement, proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the merger. Copies of the registration statement, the proxy statement/prospectus (as amended and supplemented from time to time) and other relevant documents filed with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400, or from Empire by sending a written request to Empire Bancorp, 1707 Veterans Highway, Islandia, NY 11749, Attn: William Franz or calling 631-348-4444.

Participants in the Solicitation

Flushing, Empire and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Empire’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Flushing and their ownership of Flushing common stock is set forth in the proxy statement for Flushing’s 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. Information about the directors and executive officers of Empire is available on Empire’s website at empirenb.com. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies from Empire’s shareholders in connection with the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction, as amended and supplemented from time to time. Free copies of the proxy statement/prospectus, as amended and supplemented from time to time, may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

/s/ Maria A. Grasso
Date: February 26, 2020	Maria A. Grasso
Senior Executive Vice President and Chief Operating Officer